Exhibit 99.2

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. TRI-VALLEY BANK ATTN: MARSHAL GRIFFIN 3160 CROW CANYON RD SAN RAMON, CA 94583 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1. and 2.: 1. To approve the Agreement and Plan of Merger and Reorganization dated December 20, 2017 by and among Heritage Commerce Corp., Heritage Bank of Commerce and Tri-Valley Bank. 2. To approve one or more adjournments of the special meeting to permit further solicitation of proxies in favor of the merger proposal. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For 0 0 Against 0 0 Abstain 0 0 0 For address change/comments, mark here. (see reverse for instructions) Please indicate if you plan to attend this meeting Yes 0 No 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000352431_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com TRI-VALLEY BANK Special Meeting of Shareholders [*], 2017 [*] PM This proxy is solicited by the Board of Directors The undersigned shareholder of Tri-Valley Bank (the "Bank") hereby nominates, constitutes and appoints Arnold T. Grisham and Louis M. Cosso, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Tri-Valley Bank held of record by the undersigned as of [ ], 2018, the record date with respect to this solicitation, at the Special Meeting of Shareholders of the Bank to be held at 3160 Crow Canyon Road, San Ramon, California on [*], 2018 at [*] and any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if present, as specified on the reverse side. THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER OR, IF NO INSTRUCTIONS ARE GIVEN BY THE SHAREHOLDER, THE PROXY HOLDERS WILL VOTE "FOR" EACH OF THE PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000352431_2 R1.0.1.17